SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant (X)

Filed by a Party other than the Registrant (  )

Check the appropriate box:



(X)  Preliminary Proxy Statement

(  ) Confidential, For Use of the Commission Only  (As Permitted by
     Rule 14a-6(e)(2))

(  )  Definitive Proxy Statement

(  )  Definitive Additional Materials

(  )  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


WATAIRE INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)


(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

(  ) Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:


Preliminary Copy dated December    , 2009


WATAIRE INTERNATIONAL, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD JANUARY  , 2010

Woodland Hills, California
December   , 2009

	A Special Meeting of Stockholders (the "Special Meeting") of Wataire International, Inc., a Washington corporation (the "Company"), will be held at _____________________, on _____________ ,
January __, 2010, at 10:00 A.M. (local time) for the following purposes:

	1.To amend the Articles of Incorporation of the Company to increase the authorized number of shares of common stock from 100,000,000 shares, par value $.0001 per share, to 500,000,000 shares, par value $.0001 per share (Proposal No. 1); and

	   2. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

	The Board of Directors has fixed the close of business on ______, December __, 2009, as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. Shares of common stock can be voted at the meeting only if the holder is present at the meeting in person or by valid proxy. All stockholders are cordially invited to attend the Special Meeting in person. However, whether or not you expect to attend the Special Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Special Meeting. If you send in your proxy card and then decide to attend the Special Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors,

Robert Rosner
Chairman and Chief Executive Officer


IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY
WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND
VOTE IN PERSON.

THANK YOU FOR ACTING PROMPTLY


WATAIRE INTERNATIONAL, INC.
21900 Burbank Blvd, 3rd Floor
Woodland Hills, CA 91367
PROXY STATEMENT

GENERAL

	This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Wataire International, Inc., a Washington corporation (the "Company"), of proxies in the enclosed form for use in voting at the Special Meeting of Stockholders (the "Special Meeting") to be held at ______________, on ________, January __, 2010, at 10:00 A.M. (local time), and any adjournment or postponement thereof.

	Only holders of record of the Company's , par value $.0001 per share (the "common stock"), on December __, 2009 (the "Record Date") will be entitled to vote at the Special Meeting. At the close of business on the Record Date, the Company had outstanding _______ shares of common stock.

	Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Special Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Special Meeting and elects to vote in person.

	The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the common stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

	This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about December __, 2010.

	Stockholders of the Company's common stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

	Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" Proposal 1 as described in this Proxy Statement, unless specified otherwise in the proxy, and, at the proxy holders' discretion, on such other matters, if any, which may come before the Special Meeting (including any proposal to adjourn the Meeting).

	Determination of whether a matter specified in the Notice of Special Meeting of Stockholders has been approved will be determined as follows.

	As to Proposal No. 1, approval of the amendment of the Articles of Incorporation of the Company to increase the authorized number of shares of common stock, par value $.0001 per share, from 100,000,000 to 500,000,000, requires for approval the affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock.



	Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Special Meeting.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED
UPON

Except as disclosed elsewhere in this Proxy Statement, none of the following persons have any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1. any director or officer of our company since April 1, 2008, being the commencement of our last completed audited financial year; or

2.  any associate or affiliate of any of the foregoing persons.





The shareholdings of our directors and officers are set forth below in the section entitled "Principal Stockholders."

PRINCIPAL STOCKHOLDERS

       The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of December 1, 2009, by (a) each person known by the Company to own beneficially more than 5% of the Company's common stock, (b) each director of the Company who beneficially owns common stock, and (c) all officers and directors of the Company as a group. Each named beneficial owner has sole voting and investment power with respect to the shares owned.

As of December 1, 2009, there were 98,710,123 shares of common stock outstanding.


Name and Address of 		    Amount and Nature of    Percentage of
Beneficial Owner         Position   Beneficial Ownership   Common Stock (1)

Robert Rosner 		CEO, 	     41,498,328 shares (2)	34.95%
21550 Oxnard Street,    Secretary,
Suite 300               Director
Woodland Hills,
California 91367

Wataire Ecosafe 	Shareholder  13,400,000 shares (3)	13.57%
Technologies Inc.
3033 King George Hwy
Suite 24
Surrey, BC  Canada


All Directors and 		     41,498,328 shares		34.95%
Officers
as a group
(1 person)


(1) Based on 98,710,123 shares of common stock outstanding on December 1, 2009.

(2) In addition to 21,498,328 shares of common stock owned directly, Mr. Rosner holds debentures convertible into an aggregate of 12,500,000 shares and warrants expiring September 30, 2014 to purchase an aggregate of 7,500,000 shares of common stock at an exercise price of $.01 per share. The Company does not have a sufficient number of authorized but unissued shares of common stock to permit Mr.
Rosner to convert the convertible debenture or exercise the warrants held by him.

(3) Voting and dispositive power over the shares held of record by Ecosafe Innotech Inc. (formerly, Wataire Ecosafe Technologies Inc., formerly Wataire Industries Inc.) is exercised by its board of directors.

Beneficial ownership of common stock has been determined for purposes of the above table in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities, has the right to acquire beneficial ownership within 60 days or acquires such securities with the purpose or effect of changing or influencing the control of the Company. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this proxy statement upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date of this Proxy Statement have been exercised.





PROPOSAL NO. 1

APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
THE COMPANY'S COMMON STOCK, PAR VALUE $.0001 PER SHARE, FROM
100,000,000 TO 500,000,000

       The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company's stockholders for their approval an amendment to the Company's Articles of Incorporation to provide for an increase of the number of shares of common stock that the Company is authorized to issue from 100,000,000 to 500,000,000.

       As of December 1, 2009, with 100,000,000 shares of common stock authorized, we had 98,710,123 shares of common stock issued and outstanding; 7,500,000 shares of common stock are reserved for issuance upon the exercise of warrants; and 22,825,000 shares of common stock are reserved for issuance upon conversion of outstanding convertible Debentures. Therefore, as of December 1, 2009, we have no shares of common stock available for other corporate purposes. There are currently no set plans or arrangements relating to the possible issuance of any additional shares of common stock proposed to be authorized. We are not party to any agreements or understandings regarding any acquisitions, nor are any acquisitions under negotiation.

       The Board of Directors recommends the proposed increase in the authorized number of shares of common stock to insure that a sufficient number of authorized and unissued shares is available (i) to raise additional capital for the operations of the Company, (ii) to provide conversion shares for outstanding convertible debentures and warrants, as described above, and (iii) to make options and shares available to employees, future non-employee directors and consultants of the Company as an incentive for services provided to the Company. Such shares would be available for issuance by the Board of Directors of the Company without further action by the stockholders, unless required by the Company's Articles of Incorporation or by the laws of the State of Washington. Neither the presently authorized shares of common stock nor the additional shares of common stock that may be authorized pursuant to the proposed amendment carry preemptive rights.


       As of November 27, 2009, with 100,000,000 shares of common stock authorized, we had 98,710,123 shares of common stock issued and outstanding, and therefore we had 1,289,877 shares available for issuance for the corporate purposes described above.

       The additional shares of common stock, if issued, would have a dilutive effect upon the percentage of equity of the Company owned by present stockholders. The issuance of such additional shares of common stock might be disadvantageous to current stockholders in that any additional issuances would potentially reduce per share dividends, if any. Stockholders should consider, however, that the possible impact upon dividends is likely to be minimal in view of the fact that the Company has never paid dividends, has never adopted any policy with respect to the payment of dividends and does not intend to pay any cash dividends in the foreseeable future. In addition, the issuance of such additional shares of common stock, by reducing the percentage of equity of the Company owned by present stockholders, would reduce such present stockholders' ability to influence the election of directors or any other action taken by the holders of common stock.

       If Proposal No. 1 is approved by the Company's stockholders, the Board of Directors expects to file a Articles of Amendment to the Company's Articles of Incorporation increasing the number of authorized shares of common stock as soon as practicable after the date of the Special Meeting. The Articles of Amendment would amend Article II of the Company's Articles of Incorporation to read as set forth in the text of the proposed Amendment to our Articles of Incorporation attached as Exhibit A to this Proxy Statement.


RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION.



DISSENTERS' OR APPRAISAL RIGHTS

       Under Washington law, our stockholders do not have any dissenters' or appraisal rights with respect to the approval of the Articles of Amendment to increase our authorized common stock.



AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

	THIS PROXY STATEMENT AND THE APPENDIX HERETO REFER TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO ROBERT ROSNER, CHIEF EXECUTIVE OFFICER, WATAIRE INTERNATIONAL, INC., 21900 BURBANK BLVD., 3RD FLOOR, WOODLAND HILLS, CA 91367. IN ORDER TO ENSURE TIMELY DELIVERY OF THE
DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY DECEMBER   , 2009.

OTHER MATTERS

	The Board of Directors knows of no other business that will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

	It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

			By Order of the Board of Directors,

			/s/ Robert Rosner
Woodland Hills,
California                 Robert Rosner,
December   , 2009	Chairman and Chief Executive Officer




 FORM OF   PROXY FOR SPECIAL MEETING OF
WATAIRE INTERNATIONAL, INC.
21900 BURBANK BLVD., 3RD FLOOR
WOODLAND HILLS, CA 91367
 (877) 602-9895

 SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS OF WATAIRE
INTERNATIONAL, INC.

         THE UNDERSIGNED hereby appoint(s) Robert Rosner and ___________, or either of them, with full power of substitution, to vote at the Special Meeting of Stockholders of Wataire International, Inc., a Washington
corporation (the "Company"), to be held on January    , 2010, at 10:00
A.M., Eastern Standard Time, at______________________, or any adjournment thereof, all shares of the common stock which the undersigned possess(es) and with the same effect as if the undersigned was personally present, as follows:


PROPOSAL (1):         APPROVE AMENDMENT TO THE COMPANY'S ARTICLES OF
INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK FROM 100,000,000 SHARES TO 500,000,000 SHARES.

(    )   For        (    ) Against         (    ) Abstain


PROPOSAL (2): TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(   )   In their discretion, the proxy-holders are  (   )   Withhold Authority
        authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL (1) AND IN THE DISCRETION OF THE PROXIES NOMINATED HEREBY ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, then each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should include their capacity or title.)

                                      Please sign, date and promptly
                                      return this Proxy in the enclosed
                                      envelope.

----------------------------------    ------------------------
Signature                             Date

----------------------------------    ------------------------
Signature                             Date

EXHIBIT A

UBI Number:
Washington Profit Corporation
See attached detailed instructions
 (  )Filing Fee $30.00
 (  ) Filing Fee with Expedited Service $50.00

Page 1 of 1
STATE OF WASHINGTON SECRETARY OF STATE

APD
ARTICLES OF AMENDMENT
Chapter 23B.10 RCW

SECTION 1

NAME OF CORPORATION: (as currently recorded with the Office of the Secretary of State)

Wataire International, Inc.

SECTION 2

AMENDMENTS were adopted on this DATE:  January , 2010

SECTION 3

ARTICLES OF AMENDMENT WERE ADOPTED BY: (please check one of the following)

1:1	Board of Directors (shareholder action was not required)
(X)	Duly approved by shareholders in accordance with 23B.10.030
        and 23B.10.040 RCW
1:1	Incorporators (shareholder action was not required)

SECTION 4

AMENDMENTS TO ARTICLES ON FILE: (if necessary, attach additional information)
Article II, Section 2.1 Authorized Capital, of the Articles of Incorporation is amended as set forth in the Attachment.

SECTION 5

EFFECTIVE DATE OF ARTICLES OF AMENDMENT: (please check one of the following) ( ) Upon filing by the Secretary of State
(  ) Specific Date:	(Specified effective date must be within 90 days
AFTER the Articles of Amendment have been filed by the Office of the Secretary of State)

SECTION 6
SIGNATURE (see instructions page)
This document is hereby executed under penalties of perjury, and is, to the best of my knowledge, true and correct.


X
Signature	Printed Name/Title	Date	Phone Number
Profit Corporation - Amendment	Washington Secretary of State Revised 02/09


ATTACHMENT

Section 2.1 of Article II is amended to read in its entirety as follows:

       2.1.	Authorized Capital

       The total number of shares that this corporation is authorized to issue is 520,000,000, consisting of 500,000,000 shares of common stock, having a par value of $0.0001 per share, and 20,000,000 shares of Preferred Stock, having a par value of $0.0001 per share. The common stock is subject to the rights and preferences of the Preferred Stock as set forth below.

8